                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                                AUGUST 7, 1998
               ------------------------------------------------
               Date of Report (Date of Earliest Event Reported)


                               WESTERN BANCORP
            ------------------------------------------------------
            (Exact Name of Registrant As Specified In Its Charter)


                                  CALIFORNIA
                ----------------------------------------------
                (State or Other Jurisdiction of Incorporation)


                 0-13551                               95-3863296
        ------------------------            ---------------------------------
        (Commission File Number)            (IRS Employer Identification No.)

                        4100 Newport Place, 9th Floor
                       Newport Beach, California 92660
              --------------------------------------------------
              (Address of Principal Executive Offices)(Zip Code)

                                (949) 863-2444
              ----------------------------------------------------
              (Registrant's Telephone Number, including Area Code)


                                       1


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Item 5.  Other Events.

     On April 16, 1998, Western Bancorp ("Western") entered into an Agreement and Plan of Merger, which was amended and restated as of June 24, 1998 and July 16, 1998, by and among Western, Santa Monica Bank and Bank of Los Angeles ("BKLA"), pursuant to which BKLA will merge with and into Santa Monica Bank, a wholly-owned subsidiary of Western.

     In connection therewith, Western hereby files, as filed with the Federal Deposit Insurance Corporation, BKLA's Quarterly Report on Form 10-Q for the quarter ended June 30, 1998 as Exhibit 99.1 hereto.

Item 7.  Financial Statements, Pro forma Financial Statements and Exhibits.

     (c)  Exhibits.

     The following exhibit is filed with this Current Report on Form 8-K:

EXHIBIT
NUMBER                   DESCRIPTION
99.1      BKLA's Quarterly Report on Form 10-Q for the quarter ended June 30,
          1998


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

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 7, 1998

                                        WESTERN BANCORP


                                        By: /s/ ARNOLD C. HAHN
                                            -----------------------------------
                                            Name:  Arnold C. Hahn
                                            Title: Executive Vice President and
                                                   Chief Financial Officer


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

                                EXHIBIT INDEX

EXHIBIT
NUMBER                   DESCRIPTION
99.1      BKLA's Quarterly Report on Form 10-Q for the quarter ended June 30,
          1998


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